UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

January 18, 2005
Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-32340 (Commission File Number)	34-1981408 (IRS employer identification no.)

350 South Grand Ave, 43rd Floor
Los Angeles, CA 90071
(Address of principal executive offices)(Zip Code)

(323) 210-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2005, Aames Investment Corporation and its subsidiary, Aames Capital Corporation, entered into a Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of January 18, 2005, with Lehman Brothers Bank, FSB. The terms of this repurchase facility are substantially similar to the terms of Aames's prior repurchase facility with Lehman Brothers, apart from changes to certain financial covenants. This repurchase facility provides for financing of up to $500 million of mortage loans and is set to expire on January 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: January 21, 2005